Fifth Third Bank | All Rights Reserved 1Q13 Earnings Conference Call April 18, 2013 Please refer to earnings release dated April 18, 2013 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of
Vantiv, LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
Net income available to common shareholders of $413MM ($0.46 per diluted share), vs. $390MM ($0.43 per share) in 4Q12 and
$421MM ($0.45 per share) in 1Q12
— Return on assets of 1.41%; return on average common equity of 12.5%; return on average tangible common equity** of 15.4%
Credit trends remain favorable
— Net charge-offs (NCOs) of $133MM (0.63% of loans and leases) down $14MM (7 bps) vs. 4Q12; lowest since 2Q07
— Provision expense of $62MM, down $14MM vs. 4Q12; loan loss allowance down $71MM sequentially; allowance to loan ratio of
2.08%, 147% of nonperforming assets (NPAs), 187% of nonperforming loans and leases (NPLs), and 3.3 times 1Q13 annualized
NCOs
— Total NPAs of $1.2B including loans held-for-sale (HFS) down $86MM, or 7%, from 4Q12; NPA ratio of 1.41% down 8 bps from
4Q12, NPL ratio of 1.11% down 8 bps from 4Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) lowest since 1Q01
Strong capital ratios*
— Tier 1 common ratio 9.70%**, up 19 bps sequentially (Basel III pro forma estimate of ~8.9%)
— Tier 1 capital ratio 10.83%, Total capital ratio 14.35%, Leverage ratio 10.03%
— Tangible common equity ratio** of 9.03% excluding unrealized gains/losses; 9.28% including them
— Book value per share of $15.42; tangible book value per share** of $12.62 up 2% from 4Q12 and 8% from 1Q12
— Repurchased ~8MM common shares in 1Q13; avg. share count reduced by 14MM shares including impact from 4Q12 and
1Q13 share repurchases; new 100MM share repurchase authorization in March
1Q13 in review
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’ final rules.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 1Q13 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
Valuation adjustment on Vantiv warrant $34 $22
Securities gains, net $17 $11
Gain on sale of certain FTAM advisory contracts $7 $4
Valuation adjustment on Visa total return swap ($7) ($5)
Expiration of employee stock options N/A ($12)
Total $20 $0.02

Fifth Third Bank | All Rights Reserved
Financial summary
• 1Q13 earnings of $0.46 per share included a pre-tax benefit of $34MM ($0.02 per share after-tax) on valuation adjustments on Vantiv warrants, a $7MM pre-tax gain on the sale of certain FTAM advisory contracts, $7MM in charges related to the valuation of the Visa total return swap, and a $9MM benefit from the sale of affordable housing investments.  1Q13 results also included seasonally higher income tax expense of $12MM related to expiration of employee stock options and investment securities gains of $17MM.
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation in appendix
Note: Numbers may not sum due to rounding and percentages are calculated on actual dollar amounts not the rounded dollar amounts
Actual
Seq. YOY
($ in millions, except per share data) 1Q12 4Q12 1Q13 $ % $ %
Average Balances
Commercial loans* $45,913 $47,689 $49,611 $1,922 4% $3,698 8%
Consumer loans*
35,587 36,254 36,292 38 - 705 2%
Total loans & leases* $81,500 $83,943 $85,903 $1,960 2% $4,403 5%
Core deposits
$81,686 $84,289 $84,920 $631 1% $3,234 4%
Income Statement Data
Net interest income (taxable equivalent) $903 $903 $893 ($10) (1%) ($10) (1%)
Provision for loan and lease losses 91 76 62 (14) (18%) (29) (31%)
Noninterest income 769 880 743 (137) (16%) (26) (3%)
Noninterest expense 973 1,163 978 (185) (16%) 5 -
Net income attributable to Bancorp $430 $399 $422 $23 6% ($8) (2%)
Net income available to common shareholders $421 $390 $413 $23 6% ($8) (2%)
Pre-provision net revenue^ $693 $616 $653 $37 6% ($40) (6%)
Earnings per share, diluted 0.45 0.43 0.46 $0.03 7% $0.01 2%
Net interest margin 3.61% 3.49% 3.42% (7bps) (2%) (19bps) (5%)
Return on average assets 1.49% 1.33% 1.41% 8bps 6% (8bps) (5%)
Return on average common equity 13.1% 11.5% 12.5% 100bps 9% (60bps) (4%)
Return on average tangible common equity^ 16.2% 14.1% 15.4% 130bps 9% (80bps) (5%)

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Net interest income down $10MM from 4Q12 and 1Q12
– Sequential decline reflected lower day count, as well as the effects of loan repricing and lower reinvestment rates on the securities portfolio, partially offset by the benefit of net loan growth and lower interest expense.
– Year-over-year decline reflected lower asset yields partially offset by higher average loan balances, lower long-
term debt expense, run-off in higher-priced CDs and mix shift to lower cost deposit products.
• NIM declined 7 bps sequentially primarily due to lower loan and securities yields, partially offset by the benefit of the full quarter impact of the FHLB debt termination in 4Q12 and lower day count in 1Q13.
* Represents purchase accounting adjustments included in net interest income.
($MM)
Yield Analysis
1Q12 4Q12 1Q13
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.20% 4.01% 3.90%
(11) (30)
Commercial mortgage loans 3.95% 3.69% 3.63%
(6) (32)
Commercial construction loans 3.04% 3.01% 3.21%
20 17
Commercial leases 3.79% 3.42% 3.38%
(4) (41)
Residential mortgage loans 4.17% 3.94% 3.98%
4 (19)
Home equity 3.85% 3.72% 3.74%
2 (11)
Automobile loans 3.99% 3.46% 3.29%
(17) (70)
Credit card 9.43% 9.96% 9.67%
(29) 24
Other consumer loans and leases 40.13% 50.06% 46.77%
(329) 664
Total loans and leases 4.34% 4.13% 4.04%
(9) (30)
Taxable securities 3.68% 3.23% 2.98%
(25) (70)
Tax exempt securities 5.60% 2.91% 5.44%
253 (16)
Other short-term investments 0.26% 0.28% 0.26%
(2) -
Total interest-earning assets 4.18%
3.94% 3.84%
(10) (34)
Total interest-bearing liabilities 0.79% 0.65% 0.59%
(6) (20)
Net interest spread 3.39% 3.29% 3.25%
(4) (14)
3.61%
3.56% 3.56%
3.49%
3.42%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Interest Income (right axis) PAA* NIM
$903
$899
$907 $903
$893

+2% QoQ; +5% YoY
36
36
36
36
36
46
47
47
48
50
1Q12
2Q12
3Q12
4Q12
1Q13
Commercial Loans
Consumer Loans

+1% QoQ; +4% YoY
7
6
6
5
5
49
50
49
50
51
26
26
27
29
29
1Q12
2Q12
3Q12
4Q12
1Q13
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

®

Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 6% sequentially and 16% from 1Q12
– Commercial line utilization of 31%; potential
source of future growth
• CRE loans down 2% sequentially and 12% from 1Q12
• Consumer loans were flat sequentially and up 2%
year-over-year
• Average warehoused residential mortgage loans
held-for-sale were $2.8B in 1Q13 versus $2.2B in
4Q12
• Core deposit to loan ratio of 99%
– DDAs down 2% sequentially and up 10% from
1Q12
– Consumer average transaction deposits up 4%
sequentially and 7% year-over-year
– Commercial average transaction deposits down
2% sequentially and up 3% year-over-year
Average loan growth ($B)^
Average core deposit growth ($B)
84
84
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
82
82 82
82
83
86
85
83
• Short-term wholesale borrowings represent only 7%
of total funding

Fifth Third Bank | All Rights Reserved
Noninterest income
• 1Q13 results included a $34MM positive valuation adjustment on Vantiv warrant, $7MM in gains on the sale of certain
FTAM advisory contracts, and a $7MM negative valuation on Visa total return swap.
• 4Q12 included $157MM of gains on the sale of Vantiv stock, $19MM negative valuation adjustment on Vantiv warrant and $15MM negative valuation adjustment on Visa total return swap; 1Q12 included $115MM of gains from Vantiv’s IPO, $34MM in charges recorded in equity method earnings related to Vantiv debt refinancing and related termination charges, $46MM positive valuation adjustment on Vantiv warrant & put option, and $19MM negative valuation adjustment on Visa total return swap.
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 1Q12 4Q12 1Q13
Gain / (loss) on sale of loans
$5 $4 $2
Commercial loans HFS FV adjustment (1) (3) (1)
Gain / (loss) on sale of OREO properties (17) (10) (10)
Mortgage repurchase costs (2) (3) (2)
Total credit-related revenue impact ($14) ($13) ($10)
Actual Seq. YOY
1Q12 4Q12 1Q13 $ % $ %
($ in millions)
Service charges on deposits $129 $134 $131 ($3) (3%) $2 1%
Corporate banking revenue 97 114 99 (15) (13%) 2 2%
Mortgage banking net revenue 204 258 220 (38) (15%) 16 7%
Investment advisory revenue 96 93 100 7 8% 4 4%
Card and processing revenue 59 66 65 (1) (1%) 6 11%
Other noninterest income 175 215 109 (106) (48%) (66) (37%)
Securities gains, net 9 2 17 15 NM 8 92%
Securities gains (losses), net -
- (2) 2 4 NM 2 NM non-qualifying hedges on MSRs
Total noninterest income $769 $880 $743
($137)
(16%)
($26)
(3%)

Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• 1Q13 results included a $9 million benefit from the sale of affordable housing investments and $9 million in charges to increase litigation reserves
• 4Q12 results included $134MM in extinguishment costs associated with the termination of FHLB debt, $26MM of additional expense to increase mortgage rep and warranty reserve and $13MM in charges to increase litigation reserves
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
1Q12 4Q12 1Q13 $ % $ %
($ in millions)
Salaries, wages and incentives $399 $416 $399 ($17) (4%) - -
Employee benefits
112 96 114 18 18% 2 2%
Net occupancy expense
77 76 79
3
4% 2 2%
Technology and communications 47 52 49 (3) (5%) 2 6%
Equipment expense 27 27 28 1 3% 1 3%
Card and processing expense 30 31 31 - - 1 5%
Other noninterest expense 281 465 278 (187) (40%) (3) (2%)
Total Noninterest expense $973 $1,163 $978
($185) (16%) $5 -
Actual
($ in millions) 1Q12 4Q12 1Q13
Mortgage repurchase expense $15 $44 $20
Provision for unfunded commitments (2) 3 (11)
Derivative valuation adjustments (4) (2) (1)
OREO expense 5 5 4
Other problem asset related expenses 19 19 12
Total credit-related operating expenses $34 $68 $24

Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $653MM up 6% from 4Q12 levels and down 6% from
prior year
• Adjusted PPNR of $602MM, down 6% sequentially and up 3%
from prior year
– Sequential change due primarily to lower mortgage
revenue and seasonal increase in FICA and
unemployment expense, partially offset by lower credit
costs
PPNR reconciliation
Efficiency ratio
58%
65%
60%
62%
61% #
62%
1Q12 4Q12 1Q13
Efficiency Ratio Adjusted
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Income before income taxes (U.S. GAAP) (a) $603 $565 $503 $540 $591
Add: Provision expense (U.S. GAAP) (b) 91 71 65 76 62
PPNR (a) + (b) $694 $636 $568 $616 $653
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) (115) - - (157) -
Vantiv debt refinancing 34 - - - -
Valuation of 2009 Visa total return swap 19 11 1 15 7
Vantiv warrant & puts (46) (56) 16 19 (34)
Valuation of bank premises moved to HFS - 17 - - -
Litigation reserve additions in revenue - 6 - - -
Sale of certain Fifth Third funds - - (13) - (7)
Securities (gains) / losses (9) (3) (2) (2) (17)
In noninterest expense:
Debt extinguishment (gains) / losses 9 - 26 134 -
Non-income tax related assessment resolution (23) - - - -
Sale of certain Fifth Third funds - - 2 - -
Severance expense 6 - - - -
FDIC insurance expense - (9) - - -
Gain on sale of affordable housing - (8) (5) - (9)
Litigation reserve additions in expense 14 (1) 5 13 9
Adjusted PPNR $583 $593 $598 $638 $602
Credit-related items^^:
In noninterest income 14 17 14 13 10
In noninterest expense 34 40 59 68 24
Credit-adjusted PPNR** $631 $650 $671 $719 $636
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
# 60% also excluding 4Q12 mortgage repurchase reserve build
583 593
598
638
602
14
17
14
13
10
34
40
59
68
24
$0
$100
$200
$300
$400
$500
$600
$700
$800
1Q12 2Q12 3Q12 4Q12 1Q13
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
PPNR     $694              $636              $568              $616              $653

$250
$200
$150
$100
$50
$0
Down 40%
$156
118
102
103
78
94
62
91
56
79
54
1Q12
2Q12
3Q12
4Q12
1Q13
Commercial
Consumer

Δ

Δ

Other consumer 3%
C&I 19%
Card 15%
Auto 3%
Coml mortgage 20%
Home equity 23%
Residential mortgage 15%
Coml const. 2%

FL 20%
MI 14%
NC 3%
TN 2%
OH 29%
Other / National 15%
KY 5%
IL 8%
IN 4%

Fifth Third Bank | All Rights Reserved
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$147
Net charge-offs ($MM)
$133
$220
$MM %
Commercial $54 41%
Consumer $79 59%
Total   $133 100%
$181
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $26 20%
Michigan 18
14%
Subtotal $44 33%
Other 89         67%
Total $133 100%
Actual
Seq. YOY
($ in millions) 1Q12 4Q12 1Q13 $ % $ %
C&I $54 $36 $25 ($11) (32%) ($29) (54%)
Commercial mortgage 30 17 26 9 62% (4) (12%)
Commercial construction 18 4 3 (1) (25%) (15) (86%)
Commercial lease - (1) - 1 NM - NM
Commercial $102 $56 $54 ($2) (3%) ($48) (47%)
Residential mortgage loans 37 23 20 (3) (10%) (17) (45%)
Home equity 46 34 30 (4) (13%) (16) (35%)
Automobile 9 9 4 (5) (44%) (5) (54%)
Credit card 20 19 20 1 3% - (3%)
Other consumer 6 6 5 (1) (37%) (1) 1%
Consumer $118 $91 $79 ($12) (14%) ($39) (33%)
Total net charge-offs $220 $147 $133 ($14) (10%) ($87) (39%)
NCO ratio    1.08%             0.88%               0.75%        0.70%            0.63%

Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $1.2B excluding held-for-sale down
28% year-over-year
• Commercial NPAs of $828MM, down 32% from
the previous year
– Homebuilder / developer NPAs of
$79MM; represent 10% of total
commercial NPAs
• Consumer NPAs of $382MM, down 15% from
the previous year
• NPAs in held-for-sale of $19MM
C&I / Lease
$340MM, 28%
CRE
$488MM, 40%
Residential Mortgage
$333MM, 28%
Other Consumer
$49MM, 4%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($MM)
$1,446
$1,286
Nonperforming assets continue to improve
$1,210
$1,673
$1,619
1,224
1,182
1,017
883
828
449
437
429
403
382
$0
$500
$1,000
$1,500
$2,000
1Q12 2Q12 3Q12 4Q12 1Q13
Commercial
Consumer
NPA ratio   2.03%             1.96%             1.73%           1.49%            1.41%
11%
17%
2%
24%
16%
<1%
1%
18%
11%
26%
20%
5%
10%
5%
4%
5%
2%
23%
10%
17%
5%
12%
4%
3%
8%
41%
17%
30%
9%
10%
8%
3%
17%
6%

Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning NPL Amount 1,058 988 983 806 697
Transfers to nonperforming 168 203 121 68 80
Transfers to performing (1) - (17) (4) (1)
Transfers to performing (restructured) (2) (4) (20) (5) (4)
Transfers from held for sale - - - - -
Transfers to held for sale (3) (3) (7) - (1)
Loans sold from portfolio (8) (4) (18) (6) (3)
Loan paydowns/payoffs (94) (123) (160) (89) (53)
Transfer to other real estate owned (36) (15) (35) (22) (27)
Charge-offs (101) (79) (62) (55) (54)
Draws/other extensions of credit 7 20 21 4 5
Ending Commercial NPL 988 983 806 697 639
Consumer
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning NPL Amount 380 364 359 347 332
Transfers to nonperforming 184 182 161 145 124
Transfers to performing (36) (26) (29) (27) (26)
Transfers to performing (restructured) (36) (40) (37) (34) (29)
Transfers to held for sale - - - - -
Loans sold from portfolio (4) - - - -
Loan paydowns/payoffs (28) (32) (38) (35) (27)
Transfer to other real estate owned (18) (18) (17) (18) (17)
Charge-offs (80) (72) (53) (47) (46)
Draws/other extensions of credit 2 1 1 1 1
Ending Consumer NPL 364 359 347 332 312
Total NPL 1,352 1,342 1,153 1,029 951
Total new nonaccrual loans - HFI 352 385 282 213 204
NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding

Fifth Third Bank | All Rights Reserved
Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale, NCO ratio of 7.5%, 3.8% before credit actions; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
5.0%*
2.3%
before credit
actions
FITB credit metrics are in line with or better than peers
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average
0.5%
1.5%
2.5%
3.5%
4.5%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q111Q12 2Q12 3Q12 4Q12 1Q13
FITB
Peer Average
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
4Q08* 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
FITB Peer Average

Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
1Q13 coverage ratios strong
relative to peers (4Q12)
Industry leading reserve levels
Fifth Third
(1Q13)
Peer Median
(4Q12)
$220 $181 $156 $147 $133
($129)
($110)
($91)
($71) ($71)
2.59%
2.45%
2.32%
2.16%
2.08%
($150)
($100)
($50)
$0
$50
$100
$150
$200
$250
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Charge-offs Additional Provision
Reserves
187%
132%
Reserves / NPLs
147%
119%
Reserves / NPAs
331%
276%
Reserves / Annualized NCOs

$120
$100
$80
$60
$40
$20
$-
$78
$96
$73
$66
$47
18
18
19
19
5
60
79
55
48
42
1Q12
2Q12
3Q12
4Q12
1Q13
Agencies
Private
Total Claims

Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
1Q13 balances of outstanding claims decreased 29% from 4Q12
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 90% of current quarter outstanding claims
Approximately 84% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
2004-2008 vintages account for ~84% of total life to date
losses of $406MM from sold portfolio
$29MM increase in representation & warranty reserve
resulting from new Freddie Mac guidance regarding
potential for 2004-2006 repurchase claims
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
1Q12 2Q12 3Q12 4Q12 1Q13
Beginning balance $72 $71 $75 $99 $131
Net reserve additions    17 20 39 47 22
Repurchase losses (17) (16) (15) (15) (20)
Ending balance $71 $75 $99 $131 $133
* Includes reps and warranty reserve ($112MM) and reserve for loans sold with recourse ($21MM)
Note: Numbers may not sum due to rounding
% Current           37%           41%           29%           19%           26%
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $465 $2,123 $138 $154 $2,880
2004 202 776 28 109 1,115
2005 214 938 39 117 1,308
2006 286 752 36 185 1,258 11%
2007 418 1,224 49 148 1,839
2008 509 939 364 - 1,813
2009 1,084 5,165 2,637 1 8,886
2010 2,491 5,661 2,426 - 10,578
2011 3,174 5,918 1,978 - 11,070
2012 5,453 10,349 4,601 - 20,403
2013 759 1,714 1,151 - 3,624
Grand Total $15,055 $35,559 $13,447 $714 $64,775
1.1%

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.4%
9.5%
9.5%
9.1%
9.3%
9.0%
9.2%
9.1%
8.8%
9.0%
1Q12
2Q12
3Q12
4Q12
1Q13

10%
8%
6%
4%
2%
0%
9.6%
9.8%
Basel III Est 9.2%**
9.7%
Basel III Est 9.0%**
9.5%
Basel III Est 8.8%**
9.7%
Basel III Est 8.9%**
1Q12
2Q12
3Q12
4Q12
1Q13

14%
12%
10%
8%
6%
4%
2%
0%
12.2%
12.2%
12.3%
10.9%
10.7%
10.8%
1Q12
2Q12
3Q12
4Q12
1Q13
TruPS redemption impact^^

20%
15%
10%
5%
0%
16.1%
16.1%
16.2%
14.8%
14.4%
14.4%
1Q12
2Q12
3Q12
4Q12
1Q13
TruPS redemption impact^^

Fifth Third Bank | All Rights Reserved
Strong capital position
Capital ratios remained strong during the quarter
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*
Including securities gains/losses
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’  final rules.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Regulatory capital ratios for Fifth Third as of September 30, 2012, excluding the ~135 bps impact of Fifth Third’s call of $1.4B in TruPS in 3Q12
Current period regulatory capital data ratios are estimated.

Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
#
Noninterest expense
#
Pre-provision net revenue**
#
ROA
#
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
^
Nonperforming assets
^
Tier I common equity**
^^^
Category
Fifth Third: Outlook
2013 Outlook
#
$82.7B
$78.1B
# 2012 fee income excludes a net $305 million in benefit from gains on Vantiv share issuance, Vantiv warrants, and Vantiv debt refinancing costs. 2012 expense excludes $169 million in FHLB and TruPS debt extinguishment costs. 2012 PPNR and ROA exclude $136 million in net benefits from these items (ROA after tax). 2013 outlook does not include 1Q13 Vantiv warrant gains of
$34 million or potential but currently unforecasted items, such as any potential additional Vantiv gains, future capital actions, or change in regulatory guidance for treatment of Chapter 7 bankrupt borrowers.
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure.  See Reg. G reconciliation on slides 31-32.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
^^ As a percentage of loans and leases.
^^^ Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
2012-Adjusted
#
Outlook as of April 18, 2013;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid-high single digit growth
Up modestly
Down ~$200MM-$225MM (~0.55%
^^
)
Lower vs. 4Q12
Down ~20-25% vs. 4Q12
$3.6B
3.55% (3.42% 1Q13)
$2.7B
$3.9B
$2.4B
~1.25%
~28.5%
9.51%
$704MM (0.85%
^^
)
$1.9B (2.16%)
$1.3B (1.49%)
Relatively stable
Consistent with FY2012
#
~3.35-3.40%
Low single digit growth vs. FY2012
#
Consistent with FY2012
#
Moderate growth vs. FY2012
#
~1.25% +/-
~28.5%

18 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Driven by record gain on sale margins
and origination volumes
Gains down $70MM due to lower gain
on sale margins, modestly lower HARP
volume, and channel mix
During quarter, gain margins declined
significantly in January, but recovered
in February and March
MSR valuation adjustments of positive
$43 million partially offset lower gains
on sale
Waning of refinance boom
Competitive pressure on industry
margins
Higher purchase volumes
174
183
226
239
169
61
63
62
64
61
(46)
(41)
(48)
(52) (53)
15
(22)
(40)
7
42
1Q12 2Q12 3Q12 4Q12 1Q13
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
$204
$183
$200
Mortgage Banking Revenue ($MM)
$220
$258
Mortgage originations and gain-on-sale margin*
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
$0
$1
$2
$3
$4
$5
$6
$7
$8
1Q12 2Q12 3Q12 4Q12 1Q13
Originations for sale Originations HFI Margin*
($B)
•Gain-on-sale margin represents gains on all loans originated for sale.
Strong mortgage banking results
Record origination fees and gain on loan
sales in FY12
Expect solid mortgage gain revenue in
near term on relatively stable volume and
margins, declining later in year reflecting:
1Q13 mortgage volume a record
Potential for better mortgage servicing
results if rates increase
Note:  numbers may not sum due to rounding

Fifth Third Bank | All Rights Reserved
European Exposure
Total Funded Total Funded Total Funded Total Funded
exposure exposure exposure exposure exposure exposure exposure exposure
(amounts in $MM)
Peripheral Europe - - 22 - 201 137 223 137
Other Eurozone - - 26 12 1,676 945 1,702 957
Total Eurozone - - 48 12 1,877 1,082 1,925 1,094
Other Europe - - 51 31 753 473 804 504
Total Europe - - 99 43 2,630 1,555 2,729 1,598
Sovereigns Financial Institutions Non-Financial Entities Total
European Exposure
z
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$100MM
• Total exposure to five peripheral Europe countries ~$220MM
• ~$1B in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
z
z
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding

$2,312
$1,250
$750
$500
$500
2013
2014
2015
2016
2017
2018
2019 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$1,386
$500
$700
$600
2013
2014
2015
2016
2017
2018
2019 on

L-T debt 7%
Equity 11%
Demand 25%
Other liabilities 4%
S-T borrowings 2%
Non-Core Deposits 5%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 23%
Interest checking 19%

©

Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (1Q13):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$28B
Holding Company cash at 3/31/13: $2.7B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for approximately 2 years
(debt maturities, common and preferred dividends,
interest and other expenses) without accessing capital
markets; relying on dividends from subsidiaries or any
other discretionary actions
Expected cash obligations over the next 24 months
—
~$770MM common dividends
—
~$70MM Series G preferred dividends
—
~$745MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
7%

13%
13%
10%
9%
55%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
3Q10 4%
4Q10 3%
1Q11 4%
2Q11 3%
3Q11 3%
4Q11 3%
1Q12 2%
2Q12 3%
3Q12 3%

©

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $174MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 3Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
1Q08      3%
2Q08      6%
3Q08      6%
4Q08      7%
1Q09     10%
2Q09     11%
Months since modification
Volume by
vintage
3Q09     11%
$1.4B current consumer TDRs (%)
4Q09      7%
$1.2
billion
2008
2009-
2012
1Q10      6%
2Q10      4%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

FIFTH THIRD BANK

FL
7%
MI
9%
OH
15%
IN
4%
IL
13%
KY
3%
TN
5%
NC
3%
Other / National
41%

Auto Manufacturing
1%
Accommodation
3%
Construction
4%
Finance & Insurance
13%
Other
38%
Manufacturing
23%
Real Estate
3%
Retail Trade
3%
Auto Retailers
2%
Wholesale Trade
10%

Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 43% of total loans and 19% of net charge-offs
• FL represented 5% of 1Q13 losses, 7% of loans; MI
represented 13% of losses, 9% of loans
*Excludes loans held-for-sale.
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $32,155 $32,612 $33,344 $36,038 $36,757
Avg Loans* $31,371 $32,734 $33,111 $34,301 $36,395
90+ days delinquent $2 $2 $1 $1 $1
as % of loans 0.01% 0.01% NM NM NM
NPAs* $474 $479 $406 $352 $332
as % of loans 1.47% 1.47% 1.22% 0.98% 0.90%
Net charge-offs $54 $46 $29 $36 $25
as % of loans 0.69% 0.57% 0.36% 0.42% 0.28%
C&I

FL
13%
MI
24%
Other / National
10%
NC
5%
TN
2%
KY
3%
IL
10%
IN
6%
OH
27%

Auto Manufacturing
<1%
Accommodation
5%
Construction
6%
Finance & Insurance
2%
Other
27%
Manufacturing
8%
Wholesale Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
40%

®

Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 10% of total loans
and 20% of net charge-offs
• Owner occupied 1Q13 NCO ratio of 0.7%, non-owner occupied
1Q13 NCO ratio of 1.7%
• Loans from FL/MI represented 37% of portfolio loans, 42% of portfolio losses in 1Q13
24
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $9,909 $9,662 $9,348 $9,103 $8,766
Avg Loans* $10,007 $9,810 $9,567 $9,193 $8,965
90+ days delinquent $30 $22 $22 $22 -
as % of loans 0.30% 0.23% 0.24% 0.24% NM
NPAs* $568 $555 $489 $434 $409
as % of loans 5.64% 5.66% 5.15% 4.69% 4.59%
Net charge-offs $30 $25 $28 $17 $26
as % of loans 1.18% 1.04% 1.15% 0.70% 1.18%
Commercial mortgage
Fifth Third Bank | All Rights Reserved
*Excludes loans held-for-sale.

Commercial construction
Loans by geography Credit trends
Loans by industry Comments
*Excludes loans held-for-sale.
• Commercial construction loans represented 1% of total loans and 2% of net charge-offs
• Loans from FL/MI represented 25% of portfolio loans
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $901 $822 $672 $698 $694
Avg Loans* $992 $873 $742 $686 $695
90+ days delinquent - - - $1 -
as % of loans 0.05% NM NM 0.14% NM
NPAs* $171 $141 $110 $88 $78
as % of loans 18.20% 16.57% 15.77% 12.37% 11.12%
Net charge-offs $18 - $4 $4 $3
as % of loans 7.30% (0.12%) 2.29% 1.91% 1.44%
Commercial construction
Accommodation
1%
Construction
19%
Finance &
insurance
2%
Manufacturing
2%
Real estate
57%
Retail Trade
1%
Auto Retailers
1%
Wholesale
Trade
1%
Other
16%
MI
13%
OH
18%
IN
3%
IL
13%
KY
7%
TN
3%
NC
4%
Other /
National
27%
FL
12%
Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

Other / National 1%
FL 10%
MI 15%
NC 8%
TN 5%
KY 3%
IL 9%
IN 6%
OH 43%

C&I 23%
Commercial construction 33%
Commercial mortgage 44%

®

Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $309MM, down 91% from peak
of $3.3B in 2Q08; represents <1% of total loans and <1% of
commercial loans
• $1MM of NCOs in 1Q13
• $79MM of NPAs (60% commercial mortgage, 27% commercial
construction, 13% C&I)
*Excludes loans held-for-sale.
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $423 $376 $376 $318
$309
90+ days delinquent $1 - - -
-
as % of loans 0.15% NM NM NM
NM
NPAs* $123 $114 $104 $88
$79
as % of loans 29.06% 26.52% 23.96% 24.19%
22.44%
Net charge-offs $21 $4 $3
$1
as % of loans 18.49% 4.37% 2.85% 0.28% 1.57%
Homebuilders/developers
Fifth Third Bank | All Rights Reserved

-

FIFTH THIRD BANK

FL
14%
MI
15%
Other / National
12%
NC
5%
TN
2%
KY
6%
IL
13%
IN
8%
OH
25%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $11,094 $11,429 $11,708 $12,017 $12,091
Avg Loans* $10,828 $11,274 $11,578 $11,846 $12,096
90+ days delinquent $73 $80 $76 $75 $74
as % of loans 0.66% 0.70% 0.65% 0.62% 0.61%
NPAs* $331 $322 $317 $290 $276
as % of loans 2.98% 2.82% 2.71% 2.41% 2.28%
Net charge-offs $37 $36 $26 $23 $20
as % of loans 1.39% 1.28% 0.90% 0.77% 0.69%
Residential mortgage
Residential mortgage
1    liens: 100%; weighted average LTV: 72.7%
Weighted average origination FICO: 752
Origination FICO distribution:  <660 7%; 660-689 6%; 690-719 9%;
720-749 13%; 750+ 56%; Other^ 9%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 38%; 70.1-80 37%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2013: 6%; 2012 27%; 2011 19%; 2010 10%;
2009 5%; 2008 5%; 2007 5%; 2006 5%; 2005 9%; 2004 and prior
9%
13% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
*Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
15% of net charge-offs
• FL portfolio 14% of residential mortgage loans and 36% of
portfolio losses
st

FL
2%
MI
22%
OH
25%
IN
10%
IL
13%
KY
7%
TN
2%
NC
1%
Other
18%

Other
1%
FL
9%
MI
21%
OH
31%
IN
9%
IL
14%
KY
8%
TN
2%
NC
5%

®

($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $8,986 $8,919 $8,824 $8,652 $8,406
90+ days delinquent $55 $50 $49 $44 $40
as % of loans 0.62% 0.56% 0.55% 0.50% 0.47%
Net charge-offs $31 $25 $24 $22 $20
as % of loans 1.39% 1.14% 1.09% 1.01% 0.93%
Home equity - direct
($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
EOP Balance* $1,507 $1,458 $1,414 $1,366 $1,321
90+ days delinquent $19 $17 $16 $14
$13
as % of loans 1.23% 1.15% 1.16% 1.05%
1.02%
Net charge-offs $15 $14 $13 $12
$10
as % of loans 4.01% 3.76% 3.62% 3.48% 3.08%
Home equity - brokered
Home equity loans represented 11% of total loans and 23% of net charge-offs
Approximately 14% of portfolio in broker product generated 34% total loss
Approximately one third of Fifth Third 2  liens are behind Fifth Third
1  liens
2005/2006 vintages represent approximately 27% of portfolio; account for 54% of losses
Home equity
1   liens: 33%; 2nd liens: 67%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 1%; 2012 5%; 2011 3%; 2010 3%; 2009
4%; 2008 10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 37%
% through broker channels: 14% WA FICO: 734 brokered, 753 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
nd
st
st
Fifth Third Bank | All Rights Reserved

8%
2%
11%
35%
25%
1%
1%
17%

3%
1%
10%
27%
44%
3%
12%

1%
5%
3%
5%
15%
31%
29%
11%

©

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.4 7% 30 9% 1 5%
Commercial mortgage 1.1 13% 77 19% 8 31%
Commercial construction 0.1 12% 35 45% 3 NM
Commercial lease 0.1 2% 7 85% - NM
Commercial 3.7 7% 150 18% 12 23%
Mortgage 1.7 14% 126 46% 8 37%
Home equity 0.8 8% 10 17% 4 13%
Auto 0.6 5% - 3% - 6%
Credit card 0.1 5% 3 7% 1 7%
Other consumer - 2% - 0% 1 14%
Consumer 3.1 9% 139 36% 14 17%
Total 6.8 8% 289 24% 26 19%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

3%
1%
8%
30%
18%
17%
20%
2%
1%

5%
<1%
4%
18%
12%
<1%
4%
57%

3%
18%
13%
2%
16%
<1%
35%
13%

Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 3.2 9% 37 11% 3 13%
Commercial mortgage 2.1 24% 116 28% 3 11%
Commercial construction 0.1 13% 8 11% (1) NM
Commercial lease 0.2 5% - 3% - NM
Commercial 5.6 11% 162 20% 5 10%
Mortgage 1.8 15% 24 9% 2 11%
Home equity 1.9 20% 9 16% 6 21%
Auto 0.9 7% 1 8% - 9%
Credit card 0.3 14% 8 19% 3 13%
Other consumer 0.1 25% - 0% 1 13%
Consumer 5.0 14% 42 11% 12 16%
Total 10.6 12% 203 17% 18 13%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs**
*NPAs exclude loans held-for-sale.
**Commercial construction net charge-offs resulted in a $1MM net recovery, which is excluded from this graph
Note: Numbers may not sum due to rounding
Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Income before income taxes (U.S. GAAP) $591 $540 $503 $565 $603
Add: Provision expense (U.S. GAAP) 62 76 65 71 91
Pre-provision net revenue (a) 653 616 568 636 694
Net income available to common shareholders (U.S. GAAP) 413                             390                             354                             376                             421
Add: Intangible amortization, net of tax 1                                 2                                 2                                 2                                 3
Tangible net income available to common shareholders 414                             392                             356                             378                             424
Tangible net income available to common shareholders (annualized) (b) 1,679                         1,559                         1,416                         1,520                         1,705
Average Bancorp shareholders' equity (U.S. GAAP) 13,779                       13,855                       13,887                       13,628                       13,366
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (26)                              (28)                              (31)                              (34)                              (38)
Average tangible common equity (c) 10,939                       11,012                       11,041                       10,779                       10,513
Total Bancorp shareholders' equity (U.S. GAAP) 13,882                       13,716                       13,718                       13,773                       13,560
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible common equity, including unrealized gains / losses (d) 11,043                       10,875                       10,873                       10,925                       10,709
Less: Accumulated other comprehensive income / loss (333)                           (375)                           (468)                           (454)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 10,710                       10,500                       10,405                       10,471                       10,241
Total assets (U.S. GAAP) 121,382                     121,894                     117,483                     117,543                     116,747
Less:  Goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (25)                              (27)                              (30)                              (33)                              (36)
Tangible assets, including unrealized gains / losses (f) 118,941                     119,451                     115,036                     115,093                     114,294
Less: Accumulated other comprehensive income / loss, before tax (512)                           (577)                           (720)                           (698)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 118,429                     118,874                     114,316                     114,395                     113,574
Common shares outstanding (h) 875                             882                             897                             919                             920
Ratios:
Return on average tangible common equity (b) / (c) 15.4% 14.1% 12.8% 14.1% 16.2%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.03% 8.83% 9.10% 9.15% 9.02%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.28% 9.10% 9.45% 9.49% 9.37%
Tangible book value per share (d) / (h) 12.62 12.33 12.12 11.89 11.64
For the Three Months Ended
Regulation G Non-GAAP reconciliation

Fifth Third Bank | All Rights Reserved
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $13,882 $13,716 $13,718 $13,773 $13,560
Goodwill and certain other intangibles (2,427)                        (2,499)                        (2,504)                        (2,512)                        (2,518)
Unrealized gains (333)                           (375)                           (468)                           (454)                           (468)
Qualifying trust preferred securities 810                             810                             810                             2,248                         2,248
Other (54)                              33                               38                               38                               38
Tier I capital 11,878                       11,685                       11,594                       13,093                       12,860
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (2,248)                        (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38)                              (48)                              (51)                              (51)                              (50)
Tier I common equity (a) 10,632                       10,429                       10,335                       10,396                       10,164
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,626                     109,699                     106,858                     106,398                     105,412
Ratio:
Tier I common equity (a) / (b) 9.70% 9.51% 9.67% 9.77% 9.64%
Basel III - Estimates (Amounts in billions)
March December September June
2013 2012 2012 2012
Tier 1 common equity (Basel I) $10,632 $10,429 $10,335 $10,396
Add: Adjustment related to AOCI for AFS securities $397 $429 $506 $551
Estimated Tier 1 common equity under Basel III rules (c) $11,029 $10,858 $10,841 $10,947
Estimated risk-weighted assets under Basel III rules (d) $123,720 $123,725 $120,308 $119,428
Estimated Tier 1 common equity ratio under Basel III rules 8.91% 8.78% 9.01% 9.17%
(c)
(d)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed.
For the Three Months Ended
For the Three Months Ended
Regulation G Non-GAAP reconciliation